UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 14, 2006, etrials Worldwide, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1, announcing a contract with INC Research, Inc.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated March 14, 2006 announcing contract with INC Research Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETRIALS WORLDWIDE, INC. (Registrant)

Date: March 14, 2006	By:	/S/ John K. Cline
	Name:	John K. Cline
	Title:	President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 14, 2006 announcing contract with INC Research, Inc.

4